Rule 497(e)
                                              File Nos. 333-38916 and 811-09975

                                   SUPPLEMENT

               Dated July 8, 2002 to Prospectus dated May 1, 2002

                             TT EUROPE MUTUAL FUND

FEES

The second paragraph of the section of the prospectus entitled, "Managing the Fund - The Investment Manager" is revised to read as follows:

         As payment for serving as Manager, TT International is entitled to receive a management fee at an annual rate of 1.50% of the Fund's average daily net assets, before any waivers or reimbursements. This fee is higher than the management fee paid by most mutual funds.


The Fee Table and Example on page 9 of the Fund's prospectus are revised to read as follows:

FEE TABLE

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not have a sales charge (load).

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)................................None
Redemption Fee........................................................... *

ANNUAL OPERATING EXPENSES
(FEES DEDUCTED FROM FUND ASSETS)+
Management Fees++.......................................................  1.50%
Distribution (12b-1) Fees ..............................................  None
Other Expenses+++.......................................................424.48%

Total Annual Operating Expenses.........................................425.98%
Fee Waiver++++..........................................................424.43%

NET EXPENSES............................................................  1.55%

---------

* If you wish to receive your redemption (sale) proceeds by wire, there is a $7 wire fee. This fee may not apply for employer-sponsored accounts.
+ The Fund invests in securities through an underlying mutual fund, TT Europe Portfolio. This table reflects the expenses of the Fund and TT Europe Portfolio.
++ Management fees have been restated to reflect current management fees payable by the Fund. For the period from January 1, 2002 (the beginning of the Fund's fiscal year) to July 8, 2002, management fees payable by the Fund, before waivers and reimbursements, were 1.00% of the Fund's average daily net assets.
+++ Includes costs of administration, custody, accounting services, and similar expenses.
++++ The Manger has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the

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        Fund's expenses will not exceed, on a per annum basis, 1.55% of its average daily net assets. Absent an earlier modification approved by the Fund's Board of Trustees, this limitation will be in effect until December 31, 2011.

EXAMPLE

This example is designed to help you compare the costs of investing in the Fund to the costs of investing in other funds. The example assumes operating expenses remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period, and that the fee waiver reflected in the fee table above is in effect for each of the time periods noted below. This is only an example; your actual expenses will be different.

       1 year         3 years           5 years         10 Years
       ------         -------           -------         --------
       $158           $490              $845            $1,845

                                                                    Rule 497(e)
                                              File Nos. 333-38916 and 811-09975

                                   SUPPLEMENT

                               Dated July 8, 2002
            To Statement of Additional Information dated May 1, 2002

                             TT EUROPE MUTUAL FUND

The fourth paragraph of the section of the prospectus entitled, "Management of the Fund and the Portfolio - Manager" is revised to read as follows:

     For its services under the Management Agreement with respect to the Fund, TT International is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to the lesser of (i) 1.50% of the Fund's average daily net assets for the Fund's then-current fiscal year or
     (ii) the difference between 1.50% of the Fund's average daily net assets for the Fund's then-current fiscal year and the aggregate investment management fees allocated to the Fund for the Fund's then-current fiscal year from the Portfolio. This fee is higher than the management fee paid by most mutual funds. For the period from January 1, 2002 (the beginning of the Fund's fiscal year) to July 8, 2002, management fees payable by the Fund, before waivers and reimbursements, were the difference between 1.00% of the Fund's average daily net assets for the Fund's then-current fiscal year and the aggregate investment management fees allocated to the Fund for the Fund's then-current fiscal year from the Portfolio. For its services under the Management Agreement with respect to the Portfolio, TT International is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets. TT International may reimburse the Fund or Portfolio or waive all or a portion of its management fees. TT International has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.55% of its average daily net assets. Absent an earlier modification approved by the Trustees, this limitation will be in effect until December 31, 2011.